UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2026

Date of Report (Date of earliest event reported)

LIMITLESS X HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9777 Wilshire Blvd., #400
Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(855) 413-7030

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N./A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement.

Share Exchange Agreements

Effective February 23, 2026, Limitless X Holdings Inc. (the “Company”), entered into Exchange Agreements (each, an “Exchange Agreement” and collectively, the “Exchange Agreements”) with certain holders of the Company’s Class C Convertible Preferred Stock, par value $0.0001 per share (the “Class C Stock”), pursuant to which such holders agreed to exchange all of their shares of Class C Stock for shares of the Company’s Series D 15% Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share (the “Series D Stock”)

The Exchange Agreements were entered into with each of EM1 Capital, LLC (“EM1”), Amarose, Inc., (“Amarose”), Limitless Performance Inc (“LPI”), each of which is controlled by our Chief Executive Officer and greater than 10% shareholder, Jaspreet Mathur.

Pursuant to the Exchange Agreements, at the closing of each exchange transaction, each holder delivered, assigned, transferred and conveyed to the Company, free and clear of all liens and encumbrances, all of its shares of Class C Stock, and in exchange the Company issued and delivered to such holder a number of validly issued, fully paid and non-assessable shares of Series D Stock (in the amounts per the table below). The number of shares of Series D Stock issued to each holder was calculated as follows: (a) the product of (i) the number of Preferred C Shares held by such holder, multiplied by (ii) the Stated Value per share of the Class C Stock (defined in the Exchange Agreements as 100 multiplied by the price of the Company’s common stock based on the 30-day weighted average share price), divided by (b) $25.00 (i.e., the stated value per share of the Series D Stock). No additional cash consideration was paid in connection with the exchanges. In lieu of any fractional share, the Company paid cash equal to the product of such fraction multiplied by $25.00.

Holder	Class C Shares Exchanged	Class D Shares Received
EM1	291,372 shares	1,210,793
LPI	5,000 shares	20,777
Amarose	7,892 shares	32,795

The Series D Stock issued pursuant to the Exchange Agreements has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws, and was issued in reliance on exemptions thereunder. The Series D Stock bears a customary restrictive legend indicating that it may not be offered, sold, pledged or otherwise transferred in the absence of an effective registration statement or an applicable exemption from registration.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each Exchange Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Exchange Agreement by and between the Company and EM1
10.2	Exchange Agreement by and between the Company and LPI
10.3	Exchange Agreement by and between the Company and Amarose
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMITLESS X HOLDINGS INC.

Date:	February 26, 2026	By:	/s/ Jaspreet Mathur
		Name:	Jaspreet Mathur
		Title:	Chief Executive Officer